UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	03/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2008

Semiannual Report to Shareholders

DWS Growth & Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March, 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 1.00%, 1.85%, 1.79% and 0.50% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March, 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A and B and 1-Year, 3-Year, 5-Year and 10-Year periods shown for Class C and Institutional shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for periods prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of DWS Growth & Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/08
DWS Growth & Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-13.93%	-9.37%	3.07%	8.52%	-.52%
Class B	-14.31%	-10.11%	2.13%	7.56%	-1.30%
Class C	-14.29%	-10.11%	2.25%	7.65%	-1.25%
Russell 1000® Index+	-12.41%	-5.40%	6.19%	11.86%	3.83%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 3/31/08
DWS Growth & Income Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-13.73%	-8.93%	3.54%	9.02%	5.90%
Russell 1000 Index+	-12.41%	-5.40%	6.19%	11.86%	9.28%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/08	$ 15.95	$ 15.49	$ 15.56	$ 16.10
9/30/07	$ 22.80	$ 22.27	$ 22.35	$ 22.98
Distribution Information: Six Months as of 3/31/08: Income Dividends	$ .08	$ .01	$ .01	$ .13
Capital Gain Distributions	$ 4.03	$ 4.03	$ 4.03	$ 4.03
Class A Lipper Rankings — Large-Cap Core Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	670	of	828	81
3-Year	562	of	685	82
5-Year	449	of	567	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Growth & Income Fund — Class A [] Russell 1000 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/08
DWS Growth & Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,542	$10,319	$14,188	$8,946
	Average annual total return	-14.58%	1.05%	7.25%	-1.11%
Class B	Growth of $10,000	$8,770	$10,504	$14,298	$8,772
	Average annual total return	-12.30%	1.65%	7.41%	-1.30%
Class C	Growth of $10,000	$8,989	$10,690	$14,456	$8,814
	Average annual total return	-10.11%	2.25%	7.65%	-1.25%
Russell 1000 Index+	Growth of $10,000	$9,460	$11,975	$17,513	$14,566
	Average annual total return	-5.40%	6.19%	11.86%	3.83%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS Growth & Income Fund — Institutional Class [] Russell 1000 Index+

Yearly periods ended March 31
Comparative Results as of 3/31/08
DWS Growth & Income Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$910,700	$1,110,000	$1,540,400	$1,379,800
	Average annual total return	-8.93%	3.54%	9.02%	5.90%
Russell 1000 Index+	Growth of $1,000,000	$946,000	$1,197,500	$1,751,300	$1,641,100
	Average annual total return	-5.40%	6.19%	11.86%	9.28%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 0.65% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods reflect a fee and/or expense waiver. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 3/31/08
DWS Growth & Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-13.76%	-9.01%	3.43%	8.90%	-.16%
Russell 1000 Index+	-12.41%	-5.40%	6.19%	11.86%	3.83%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/08	$ 16.08
9/30/07	$ 22.95
Distribution Information Six Months as of 3/31/08: Income Dividends	$ .12
Capital Gain Distributions	$ 4.03
Class S Lipper Rankings — Large-Cap Core Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	650	of	828	79
3-Year	537	of	685	79
5-Year	417	of	567	74
10-Year	279	of	295	95

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total rankings with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income Fund — Class S [] Russell 1000 Index+

Yearly periods ended March 31
Comparative Results as of 3/31/08
DWS Growth & Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,099	$11,065	$15,315	$9,845
	Average annual total return	-9.01%	3.43%	8.90%	-.16%
Russell 1000 Index+	Growth of $10,000	$9,460	$11,975	$17,513	$14,566
	Average annual total return	-5.40%	6.19%	11.86%	3.83%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, Class B and Class S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2007 to March 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 860.70	$ 856.90	$ 857.10	$ 862.40	$ 862.70
Expenses Paid per $1,000*	$ 4.79	$ 9.10	$ 8.45	$ 3.03	$ 2.33
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,019.85	$ 1,015.20	$ 1,015.90	$ 1,021.75	$ 1,022.50
Expenses Paid per $1,000*	$ 5.20	$ 9.87	$ 9.17	$ 3.29	$ 2.53
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Growth & Income Fund	1.03%	1.96%	1.82%	.65%	.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Robert Wang, Julie Abbett and Jin Chen discuss DWS Growth & Income Fund's performance, strategy and the market environment during the six-month period ended March 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last six months?

A: The six-month period from September 30, 2007, though March 31, 2008, was a time of considerable economic uncertainty and significant turmoil in capital markets. In the last few months of 2007, what began as a correction in the US housing market accelerated into a crisis in the subprime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by tightening of financial conditions and an increasingly volatile equity market.

In this challenging economic environment, most US equity indices posted negative returns. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -12.54% for the period.1 Large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. The Russell 1000® Index posted a return of -12.41% for the six months ended March 31, 2008, while the Russell 2000® Index returned -14.02%.2 Within the large-cap arena, which is the major focus of this fund, growth stocks performed better than value stocks over the last year: the Russell 1000® Growth Index had a return of -10.87%, while the Russell 1000® Value Index returned -14.01%.3

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did the fund perform during this period?

A: DWS Growth & Income Fund Class A shares produced a total return of -13.93% for the six months ended March 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

The fund's return was below that of its benchmark, the Russell 1000 Index, which returned -12.41%, and below the average of its Lipper peer group category, Large-Cap Core Funds, which was -12.95%.4

4 The Lipper Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average. Category return assumes reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How would you describe your investment process?

A: The fund is managed using a quantitative model that focuses on stock selection. The majority of the fund is invested in equities, primarily stocks of large US companies. Sector allocations are generally maintained fairly close to those of the Russell 1000 Index. For each stock under consideration, the price is evaluated relative to a series of factors that we have found to be useful, and that tend to have a low correlation to one another. These include the ratio of predicted expected earnings to price, operating trends, changes in earnings estimates, short interest, market outlook and other measures of performance potential.

Q: Which industry groups and holdings had the greatest effect on the fund's performance?

A: In this challenging market environment, our model made the greatest positive contribution to return versus the Russell 1000 Index in the technology hardware & equipment, banks and media sectors. In the technology hardware & equipment sector, performance benefited from not owning some of the industry leaders such as Intel Corporation and Motorola, Inc., which performed very poorly. Also positive was a position in MEMC Electronic Materials Inc.*, a producer of silicon wafers. Similarly, in the banks sector, not owning or underweighting some of the large bank stocks that were down sharply contributed to relative performance.5 In the media sector, positions that contributed to performance included Walt Disney Co.* and The DIRECTV Group, Inc.*, a provider of digital television entertainment in the United States and Latin America.

* As of March 31, 2008, the positions were sold.

Sectors for which the fund's stock selection detracted from performance included transportation, health care equipment & services and insurance. In the transportation sector, positions in major airlines including AMR Corp., US Airways Group, Inc. and Continental Airlines, Inc.* were negative for performance. In health care equipment & services, positions that detracted from performance included three health care service providers: Humana, Inc., which announced it expected sharply lower first quarter earnings; Aetna Inc., which dropped despite strong earnings; and Health Net, Inc. In the insurance sector, the greatest detractor was XL Capital, Ltd., a provider of insurance and reinsurance coverage based in Bermuda; this company has been affected by problems in capital markets and a rating cut.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What other comments do you have for investors?

A: We continually monitor the fund's positions, reviewing and updating the portfolio, making changes as indicated by our model. We believe that our rigorous stock selection process, which combines quantitative analysis with fundamental research, can help us to generate superior risk-adjusted returns over time for our investors.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/08	9/30/07

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/08	9/30/07

Information Technology	16%	15%
Financials	15%	17%
Health Care	14%	13%
Energy	13%	14%
Industrials	13%	10%
Consumer Discretionary	11%	11%
Consumer Staples	8%	7%
Telecommunication Services	4%	5%
Materials	4%	5%
Utilities	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2008 (22.0% of Net Assets)
1. Microsoft Corp. Developer of computer software	3.2%
2. ExxonMobil Corp. Explorer and producer of oil and gas	2.6%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.5%
4. ConocoPhillips Producer of petroleum and other natural gases	2.4%
5. Verizon Communications, Inc. Provider of advanced communication and information technology services	2.1%
6. Boeing Co. Manufacturer of jet airplanes	1.9%
7. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	1.9%
8. Honeywell International, Inc. Manufacturer of diversified technology products	1.8%
9. Apple, Inc. Manufacturer of personal computers and communication solutions	1.8%
10. Lockheed Martin Corp. Manufacturer of aircraft, missiles and space equipment	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 10.8%
Auto Components 0.8%
Autoliv, Inc.	173,800	8,724,760
Cooper Tire & Rubber Co.	206,000	3,083,820
Johnson Controls, Inc.	169,300	5,722,340
Lear Corp.* (a)	328,700	8,516,617
		26,047,537
Diversified Consumer Services 0.1%
Capella Education Co.*	16,800	917,280
DeVry, Inc.	49,100	2,054,344
		2,971,624
Hotels Restaurants & Leisure 2.2%
McDonald's Corp.	538,640	30,039,953
Royal Caribbean Cruises Ltd. (a)	95,500	3,141,950
Yum! Brands, Inc.	997,900	37,131,859
		70,313,762
Household Durables 0.7%
D.R. Horton, Inc.	377,600	5,947,200
Leggett & Platt, Inc.	424,600	6,475,150
NVR, Inc.*	12,200	7,289,500
Sony Corp. (ADR)	60,300	2,416,221
		22,128,071
Leisure Equipment & Products 0.1%
Hasbro, Inc.	147,500	4,115,250
Media 3.1%
Comcast Corp. "A"*	1,268,500	24,532,790
DISH Network Corp. "A"*	453,600	13,031,928
Liberty Global, Inc. "A"*	198,800	6,775,104
Morningstar, Inc.*	25,800	1,582,830
Scholastic Corp.*	65,900	1,994,793
Shaw Communications, Inc. "B"	46,100	838,098
The DIRECTV Group, Inc.*	1,928,400	47,805,036
Time Warner, Inc.	266,600	3,737,732
		100,298,311
Multiline Retail 0.3%
Big Lots, Inc.* (a)	254,500	5,675,350
Dollar Tree, Inc.*	186,200	5,137,258
		10,812,608
Specialty Retail 3.3%
AutoZone, Inc.*	201,900	22,982,277
Best Buy Co., Inc.	1,087,100	45,071,166
RadioShack Corp. (a)	1,408,400	22,886,500
Rent-A-Center, Inc.*	145,900	2,677,265
TJX Companies, Inc.	334,000	11,045,380
		104,662,588
Textiles, Apparel & Luxury Goods 0.2%
Fossil, Inc.*	169,700	5,182,638
Consumer Staples 8.4%
Beverages 2.8%
Coca-Cola Enterprises, Inc.	542,800	13,135,760
Pepsi Bottling Group, Inc.	423,600	14,364,276
PepsiCo, Inc.	854,500	61,694,900
		89,194,936
Food & Staples Retailing 1.1%
Great Atlantic & Pacific Tea Co., Inc.* (a)	28,900	757,758
Kroger Co.	1,413,200	35,895,280
		36,653,038
Food Products 0.3%
Fresh Del Monte Produce, Inc.*	261,200	9,507,680
Household Products 1.9%
Colgate-Palmolive Co.	737,200	57,435,252
Procter & Gamble Co.	28,700	2,011,009
		59,446,261
Personal Products 0.2%
Herbalife Ltd.	117,700	5,590,750
Tobacco 2.1%
Altria Group, Inc.	636,440	14,128,968
Loews Corp. — Carolina Group	308,400	22,374,420
Philip Morris International, Inc.*	636,440	32,191,135
		68,694,523
Energy 13.1%
Energy Equipment & Services 3.3%
ENSCO International, Inc.	464,400	29,080,728
Global Industries Ltd.*	592,300	9,530,107
Helmerich & Payne, Inc.	25,800	1,209,246
Noble Corp.	345,100	17,141,117
Superior Energy Services, Inc.*	46,300	1,834,406
Transocean, Inc.*	351,450	47,516,040
		106,311,644
Oil, Gas & Consumable Fuels 9.8%
Alpha Natural Resources, Inc.*	31,600	1,372,704
Chevron Corp.	928,300	79,239,688
ConocoPhillips	998,200	76,072,822
ExxonMobil Corp.	1,007,278	85,195,573
Frontier Oil Corp.	749,700	20,436,822
Frontline Ltd. (a)	165,500	7,616,310
Marathon Oil Corp.	220,700	10,063,920
Petro-Canada (a)	98,300	4,267,203
Royal Dutch Shell PLC "A" (ADR) (a)	110,500	7,622,290
Sunoco, Inc.	480,400	25,206,588
		317,093,920
Financials 14.7%
Capital Markets 5.5%
Bank of New York Mellon Corp.	1,325,900	55,329,807
GFI Group, Inc.	71,800	4,114,140
Morgan Stanley	782,880	35,777,616
Northern Trust Corp.	122,800	8,162,516
optionsXpress Holdings, Inc.	45,800	948,518
State Street Corp.	205,500	16,234,500
The Goldman Sachs Group, Inc.	348,970	57,716,148
		178,283,245
Commercial Banks 0.7%
Cullen/Frost Bankers, Inc.	39,200	2,079,168
PNC Financial Services Group, Inc.	280,300	18,379,271
Susquehanna Bancshares, Inc.	84,500	1,721,265
		22,179,704
Diversified Financial Services 3.1%
Bank of America Corp.	1,299,156	49,251,004
Interactive Brokers Group, Inc. "A"*	78,900	2,025,363
JPMorgan Chase & Co.	1,151,600	49,461,220
		100,737,587
Insurance 5.3%
ACE Ltd.	600,700	33,074,542
Allied World Assurance Co. Holdings Ltd.	42,400	1,683,280
Berkshire Hathaway, Inc. "B"*	4,700	21,022,630
Endurance Specialty Holdings Ltd.	48,900	1,789,740
Hartford Financial Services Group, Inc.	133,600	10,122,872
MetLife, Inc.	834,760	50,302,638
PartnerRe Ltd. (a)	124,700	9,514,610
The Travelers Companies, Inc.	411,800	19,704,630
Unum Group	80,700	1,776,207
W.R. Berkley Corp.	141,500	3,918,135
XL Capital Ltd. "A"	553,500	16,355,925
		169,265,209
Real Estate Investment Trusts 0.1%
ProLogis (REIT)	29,100	1,712,826
Health Care 13.7%
Biotechnology 2.4%
Gilead Sciences, Inc.*	1,081,500	55,729,695
Isis Pharmaceuticals, Inc.* (a)	257,800	3,637,558
OSI Pharmaceuticals, Inc.*	486,400	18,186,496
		77,553,749
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	244,000	14,108,080
Intuitive Surgical, Inc.*	69,600	22,574,760
Kinetic Concepts, Inc.*	214,600	9,920,958
		46,603,798
Health Care Providers & Services 5.1%
Aetna, Inc.	1,122,800	47,258,652
Express Scripts, Inc.*	221,700	14,259,744
Health Net, Inc.*	636,600	19,607,280
Humana, Inc.*	949,900	42,612,514
Kindred Healthcare, Inc.*	69,700	1,524,339
Medco Health Solutions, Inc.*	860,600	37,685,674
		162,948,203
Life Sciences Tools & Services 0.5%
Invitrogen Corp.* (a)	197,200	16,854,684
Pharmaceuticals 4.3%
Bristol-Myers Squibb Co.	2,257,300	48,080,490
Eli Lilly & Co.	404,100	20,847,519
Johnson & Johnson	99,000	6,422,130
Merck & Co., Inc.	515,900	19,578,405
Schering-Plough Corp.	1,526,600	21,998,306
Sepracor, Inc.*	1,095,100	21,376,352
		138,303,202
Industrials 13.0%
Aerospace & Defense 6.7%
Boeing Co.	836,230	62,190,425
Bombardier, Inc. "B"* (a)	548,000	2,920,318
General Dynamics Corp.	134,700	11,229,939
Goodrich Corp.	33,200	1,909,332
Honeywell International, Inc.	1,047,120	59,078,510
Lockheed Martin Corp.	582,200	57,812,460
Northrop Grumman Corp.	244,900	19,055,669
		214,196,653
Airlines 0.7%
AMR Corp.* (a)	1,004,400	9,059,688
US Airways Group, Inc.*	1,456,300	12,975,633
		22,035,321
Commercial Services & Supplies 0.9%
Allied Waste Industries, Inc.*	960,100	10,378,681
Deluxe Corp.	53,500	1,027,735
IKON Office Solutions, Inc.	128,500	976,600
The Brink's Co.	118,900	7,987,702
United Stationers, Inc.*	180,600	8,614,620
		28,985,338
Construction & Engineering 1.2%
EMCOR Group, Inc.*	109,900	2,440,879
Fluor Corp. (a)	148,400	20,948,144
Perini Corp.*	263,900	9,561,097
Shaw Group, Inc.* (a)	137,800	6,495,892
		39,446,012
Electrical Equipment 0.1%
Emerson Electric Co.	17,900	921,134
GrafTech International Ltd.*	215,800	3,498,118
		4,419,252
Industrial Conglomerates 0.9%
General Electric Co.	750,070	27,760,091
Machinery 1.3%
AGCO Corp.*	26,100	1,562,868
Caterpillar, Inc.	511,400	40,037,506
		41,600,374
Road & Rail 1.2%
Ryder System, Inc.	650,700	39,634,137
Information Technology 15.3%
Communications Equipment 0.4%
Cisco Systems, Inc.*	578,700	13,940,883
Computers & Peripherals 4.2%
Apple, Inc.*	404,000	57,974,000
International Business Machines Corp.	232,830	26,808,046
Lexmark International, Inc. "A"*	382,500	11,750,400
QLogic Corp.*	92,600	1,421,410
Sun Microsystems, Inc.*	466,900	7,250,957
Western Digital Corp.*	1,084,900	29,335,696
		134,540,509
Electronic Equipment & Instruments 0.6%
Arrow Electronics, Inc.*	81,000	2,725,650
AU Optronics Corp. (ADR) (a)	532,700	9,157,113
Dolby Laboratories, Inc. "A"*	196,400	7,121,464
Tyco Electronics Ltd.	35,800	1,228,656
		20,232,883
Internet Software & Services 1.7%
eBay, Inc.*	501,600	14,967,744
Google, Inc. "A"*	70,340	30,982,660
Yahoo!, Inc.*	273,300	7,906,569
		53,856,973
IT Services 1.0%
Accenture Ltd. "A"	482,600	16,973,042
Computer Sciences Corp.*	381,000	15,540,990
		32,514,032
Semiconductors & Semiconductor Equipment 3.8%
Amkor Technology, Inc.* (a)	1,435,200	15,356,640
Applied Materials, Inc.	2,299,600	44,865,196
NVIDIA Corp.*	832,600	16,477,154
Texas Instruments, Inc.	1,596,300	45,127,401
		121,826,391
Software 3.6%
Activision, Inc.*	116,700	3,187,077
Microsoft Corp.	3,599,740	102,160,621
Symantec Corp.*	691,020	11,484,753
		116,832,451
Materials 4.2%
Chemicals 2.8%
Celanese Corp. "A"	381,200	14,885,860
CF Industries Holdings, Inc.	265,400	27,500,748
Monsanto Co.	212,800	23,727,200
Terra Industries, Inc.* (a)	646,100	22,955,933
		89,069,741
Containers & Packaging 0.6%
Greif, Inc. "A"	11,800	801,574
Owens-Illinois, Inc.*	359,600	20,292,228
		21,093,802
Metals & Mining 0.8%
AK Steel Holding Corp.	423,600	23,052,312
Allegheny Technologies, Inc.	17,800	1,270,208
		24,322,520
Telecommunication Services 4.4%
Diversified Telecommunication Services 4.2%
AT&T, Inc.	1,068,280	40,915,124
Embarq Corp.	636,400	25,519,640
Telus Corp.	47,000	2,046,763
Verizon Communications, Inc.	1,866,900	68,048,505
		136,530,032
Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	70,600	2,772,462
Vimpel-Communications (ADR)	111,000	3,317,790
		6,090,252
Utilities 1.6%
Electric Utilities 0.2%
American Electric Power Co., Inc.	65,400	2,722,602
Edison International	14,700	720,594
Southern Co.	115,000	4,095,150
		7,538,346
Independent Power Producers & Energy Traders 0.6%
Constellation Energy Group	208,700	18,421,949
Multi-Utilities 0.8%
Sempra Energy	492,400	26,235,072
Total Common Stocks (Cost $3,272,296,315)		3,194,590,362
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.3%
US Treasury Obligations
US Treasury Bills:
1.93%**, 4/17/2008 (b)	308,000	307,836
3.03%**, 4/17/2008 (b)	7,249,000	7,245,136
Total Government & Agency Obligations (Cost $7,549,170)		7,552,972
	Shares	Value ($)

Securities Lending Collateral 3.0%
Daily Assets Fund Institutional, 3.25% (c) (d) (Cost $96,794,165)	96,794,165	96,794,165

Cash Equivalents 3.2%
Cash Management QP Trust, 2.84% (c) (Cost $104,082,089)	104,082,089	104,082,089
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,480,721,739)+	105.7	3,403,019,588
Other Assets and Liabilities, Net	(5.7)	(182,472,818)
Net Assets	100.0	3,220,546,770
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $3,523,417,403. At March 31, 2008, net unrealized depreciation for all securities based on tax cost was $120,397,815. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $181,635,340 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $302,033,155.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2008 amounted to $93,604,499 which is 2.9% of net assets.
(b) At March 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

At March 31, 2008, open future contracts purchased were as follows:
Future	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	6/19/2008	72	23,687,332	23,832,000	144,668

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $3,279,845,485) — including $93,604,499 of securities loaned	$ 3,202,143,334
Investment in Cash Management QP Trust (cost $104,082,089)	104,082,089
Investment in Daily Assets Fund Institutional (cost $96,794,165)*	96,794,165
Total investments, at value (cost $3,480,721,739)	3,403,019,588
Cash	12,902
Dividends receivable	2,069,668
Interest receivable	350,830
Receivable for Fund shares sold	851,770
Receivable for investments sold	4,312
Receivable for daily variation margin on open futures	283,902
Foreign taxes recoverable	7,346
Other assets	76,428
Total assets	3,406,676,746
Liabilities
Payable upon return of securities loaned	96,794,165
Payable for shares redeemed	86,784,785
Accrued management fee	994,784
Other accrued expenses and payables	1,556,242
Total liabilities	186,129,976
Net assets, at value	$ 3,220,546,770
Net Assets Consist of
Accumulated distributions in excess of net investment income	(618,112)
Net unrealized appreciation (depreciation) on: Investments	(77,702,151)
Futures	144,668
Foreign currency	(1,305)
Accumulated net realized gain (loss)	(290,749,808)
Paid-in capital	3,589,473,478
Net assets, at value	$ 3,220,546,770
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($60,464,967 ÷ 3,791,489 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.95
Maximum offering price per share (100 ÷ 94.25 of $15.95)	$ 16.92

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,563,639 ÷ 423,788 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.49

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,175,599 ÷ 396,858 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.56
Class S Net Asset Value, offering and redemption price(a) per share ($3,122,410,182 ÷ 194,227,913 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.08

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($24,932,383 ÷ 1,548,329 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 16.10
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $98,300)	$ 32,822,393
Interest	67,781
Interest — Cash Management QP Trust	1,217,428
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	452,549
Total Income	34,560,151
Expenses: Management fee	6,717,033
Administration fee	1,901,676
Services to shareholders	3,548,914
Professional fees	113,979
Custodian fee	30,117
Distribution and service fees	158,984
Trustees' fees and expenses	77,347
Reports to shareholders	236,958
Registration fees	29,723
Other	97,969
Total expenses before expense reductions	12,912,700
Expense reductions	(338,804)
Total expenses after expense reductions	12,573,896
Net investment income (loss)	21,986,255
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(172,424,875)
Futures	(6,079,296)
Foreign currency	(127)
(178,504,298)
Change in net unrealized appreciation (depreciation) on: Investments	(392,080,289)
Futures	(1,158,852)
Foreign currency	(1,295)
(393,240,436)
Net gain (loss)	(571,744,734)
Net increase (decrease) in net assets resulting from operations	$ (549,758,479)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Operations: Net investment income (loss)	$ 21,986,255	$ 48,687,987
Net realized gain (loss)	(178,504,298)	737,138,710
Change in net unrealized appreciation (depreciation)	(393,240,436)	(317,004,145)
Net increase (decrease) in net assets resulting from operations	(549,758,479)	468,822,552
Distributions to shareholders from: Net investment income: Class A	(298,245)	(717,624)
Class B	(2,786)	(14,775)
Class C	(3,684)	(15,477)
Class S	(22,117,827)	(54,384,900)
Institutional Class	(186,751)	(487,352)
Net realized gains: Class A	(13,330,961)	(7,732,471)
Class B	(1,625,610)	(1,307,379)
Class C	(1,383,412)	(885,023)
Class S	(706,858,936)	(414,138,328)
Institutional Class	(5,191,420)	(3,429,020)
Total distributions	(750,999,632)	(483,112,349)
Fund share transactions: Proceeds from shares sold	58,269,407	123,683,578
Reinvestment of distributions	693,826,105	445,183,568
Cost of shares redeemed	(503,219,488)	(787,213,565)
Redemption fees	12,710	9,848
Net increase (decrease) in net assets from Fund share transactions	248,888,734	(218,336,571)
Increase (decrease) in net assets	(1,051,869,377)	(232,626,368)
Net assets at beginning of period	4,272,416,147	4,505,042,515
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $618,112 and $4,926, respectively)	$ 3,220,546,770	$ 4,272,416,147

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 22.80	$ 22.91	$ 22.38	$ 20.05	$ 18.04	$ 15.10
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.17	.16[e]	.21	.07	.06
Net realized and unrealized gain (loss)	(2.82)	2.17	1.68	2.35	1.99	2.96
Total from investment operations	(2.74)	2.34	1.84	2.56	2.06	3.02
Less distributions from: Net investment income	(.08)	(.20)	(.14)	(.23)	(.05)	(.08)
Net realized gains	(4.03)	(2.25)	(1.17)	—	—	—
Total distributions	(4.11)	(2.45)	(1.31)	(.23)	(.05)	(.08)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 15.95	$ 22.80	$ 22.91	$ 22.38	$ 20.05	$ 18.04
Total Return (%)[c]	(13.93)d**	10.59	8.50[e]	12.83[d]	11.44	20.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	76	80	87	32	27
Ratio of expenses before expense reductions (%)	1.04*	1.00	1.02	1.08	1.12	1.17
Ratio of expenses after expense reductions (%)	1.03*	1.00	1.02	1.03	1.12	1.17
Ratio of net investment income (loss) (%)	.79*	.74	.72[e]	.96	.33	.35
Portfolio turnover rate (%)	84**	271	101	98	26	42
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.27	$ 22.45	$ 22.03	$ 19.78	$ 17.90	$ 15.03
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.01)	(.04)[e]	.02	(.10)	(.07)
Net realized and unrealized gain (loss)	(2.73)	2.11	1.63	2.31	1.98	2.94
Total from investment operations	(2.74)	2.10	1.59	2.33	1.88	2.87
Less distributions from: Net investment income	(.01)	(.03)	—	(.08)	—	—
Net realized gains	(4.03)	(2.25)	(1.17)	—	—	—
Total distributions	(4.04)	(2.28)	(1.17)	(.08)	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 15.49	$ 22.27	$ 22.45	$ 22.03	$ 19.78	$ 17.90
Total Return (%)[c]	(14.31)d**	9.61	7.49[d,e]	11.75[d]	10.50[d]	19.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	10	14	20	11	12
Ratio of expenses before expense reductions (%)	2.00*	1.85	2.07	2.08	1.99	1.94
Ratio of expenses after expense reductions (%)	1.96*	1.85	2.00	1.94	1.97	1.94
Ratio of net investment income (loss) (%)	(.14)*	(.11)	(.26)[e]	.05	(.52)	(.42)
Portfolio turnover rate (%)	84**	271	101	98	26	42
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.35	$ 22.51	$ 22.04	$ 19.78	$ 17.89	$ 15.03
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.00)***	.00e***	.03	(.10)	(.07)
Net realized and unrealized gain (loss)	(2.76)	2.13	1.64	2.31	1.99	2.93
Total from investment operations	(2.75)	2.13	1.64	2.34	1.89	2.86
Less distributions from: Net investment income	(.01)	(.04)	—	(.08)	—	—
Net realized gains	(4.03)	(2.25)	(1.17)	—	—	—
Total distributions	(4.04)	(2.29)	(1.17)	(.08)	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 15.56	$ 22.35	$ 22.51	$ 22.04	$ 19.78	$ 17.89
Total Return (%)[c]	(14.29)**	9.73	7.68[e]	11.86[d]	10.56[d]	19.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	8	9	11	5	5
Ratio of expenses before expense reductions (%)	1.82*	1.79	1.77	1.93	2.02	1.93
Ratio of expenses after expense reductions (%)	1.82*	1.79	1.77	1.89	1.96	1.93
Ratio of net investment income (loss) (%)	.00*	(.05)	(.03)[e]	.10	(.51)	(.41)
Portfolio turnover rate (%)	84**	271	101	98	26	42
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.95	$ 23.05	$ 22.52	$ 20.17	$ 18.13	$ 15.17
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.25	.24[d]	.29	.14	.11
Net realized and unrealized gain (loss)	(2.83)	2.19	1.65	2.37	2.01	2.97
Total from investment operations	(2.72)	2.44	1.89	2.66	2.15	3.08
Less distributions from: Net investment income	(.12)	(.29)	(.19)	(.31)	(.11)	(.12)
Net realized gains	(4.03)	(2.25)	(1.17)	—	—	—
Total distributions	(4.15)	(2.54)	(1.36)	(.31)	(.11)	(.12)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 16.08	$ 22.95	$ 23.05	$ 22.52	$ 20.17	$ 18.13
Total Return (%)	(13.76)c**	10.97[c]	8.85[c,d]	13.26	11.86[c]	20.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,122	4,145	4,366	2,177	2,240	2,284
Ratio of expenses before expense reductions (%)	.67*	.65	.70	.66	.83	.90
Ratio of expenses after expense reductions (%)	.65*	.64	.68	.66	.75	.90
Ratio of net investment income (loss) (%)	1.17*	1.10	1.06[d]	1.33	.70	.62
Portfolio turnover rate (%)	84**	271	101	98	26	42
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.98	$ 23.07	$ 22.53	$ 20.18	$ 18.15	$ 15.17
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.28	.25[d]	.30	.16	.13
Net realized and unrealized gain (loss)	(2.85)	2.19	1.69	2.38	2.01	2.97
Total from investment operations	(2.72)	2.47	1.94	2.68	2.17	3.10
Less distributions from: Net investment income	(.13)	(.31)	(.23)	(.33)	(.14)	(.12)
Net realized gains	(4.03)	(2.25)	(1.17)	—	—	—
Total distributions	(4.16)	(2.56)	(1.40)	(.33)	(.14)	(.12)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 16.10	$ 22.98	$ 23.07	$ 22.53	$ 20.18	$ 18.15
Total Return (%)	(13.73)**	11.12	8.96[c,d]	13.35	11.98	20.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	33	35	53	38	35
Ratio of expenses before expense reductions (%)	.51*	.50	.62	.58	.65	.73
Ratio of expenses after expense reductions (%)	.51*	.50	.61	.58	.65	.73
Ratio of net investment income (loss) (%)	1.32*	1.24	1.13[d]	1.41	.80	.79
Portfolio turnover rate (%)	84**	271	101	98	26	42
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Growth & Income Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may invest in futures contracts to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2007, the Fund had an inherited net tax basis capital loss carryforward of approximately $9,423,000 from a merger into the Fund in 2005, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($3,232,000) and September 30, 2010 ($6,191,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax provisions for each of the three open tax years as of September 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $3,145,416,044 and $3,616,846,394, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.360%
Next $1.5 billion of such net assets	.355%
Next $5.0 billion of such net assets	.345%
Next $5.0 billion of such net assets	.335%
Next $5.0 billion of such net assets	.325%
Over $17.5 billion of such net assets	.300%

Accordingly, for the six months ended March 31, 2008, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.35% of the Fund's average daily net assets.

For the period from October 1, 2007 through May 1, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.03%
Class B	1.96%
Class C	1.91%
Institutional Class	.58%
Class S	.65%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2008, the Advisor received an Administration Fee of $1,901,676, of which $282,979 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2008
Class A	$ 97,336	$ 3,361	$ 30,050
Class B	20,229	1,552	7,829
Class C	10,892	—	4,688
Class S	2,752,360	306,571	596,364
Institutional Class	124	—	124
	$ 2,880,941	$ 311,484	$ 639,055

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the six months ended March 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2008
Class B	$ 31,171	$ 4,281
Class C	26,343	3,927
	$ 57,514	$ 8,208

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2008	Annualized Effective Rate
Class A	$ 82,529	$ 12,998.24%
Class B	10,304	812.25%
Class C	8,637	910.25%
	$ 101,470	$ 14,720

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2008 aggregated $851.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2008, the CDSC for Class B and C shares aggregated $8,881 and $1,313, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,857, all of which is unpaid.

Trustees' Fees and Expenses. During the period ended March 31, 2008, the Fund pays each Trustee compensation for his or her services. Each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2008, the Fund's custodian fee was reduced by $39 and $27,281, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	273,576	$ 5,204,173	489,777	$ 11,040,562
Class B	11,607	206,007	37,810	830,918
Class C	39,685	714,078	73,148	1,619,480
Class R*	—	—	3,773	89,302
Class S	2,852,347	51,603,648	4,754,952	107,702,379
Institutional Class	28,601	541,501	105,916	2,400,937
		$ 58,269,407		$ 123,683,578
Shares issued to shareholders in reinvestment of distributions
Class A	728,514	$ 13,044,380	364,274	$ 8,096,531
Class B	90,757	1,580,985	58,842	1,277,886
Class C	75,498	1,321,220	39,238	855,232
Class R*			—	—
Class S	37,280,969	672,501,349	19,258,077	431,037,547
Institutional Class	297,729	5,378,171	174,809	3,916,372
		$ 693,826,105		$ 445,183,568
Shares redeemed
Class A	(559,649)	$ (10,286,592)	(1,061,822)	$ (24,001,095)
Class B	(122,928)	(2,244,076)	(284,053)	(6,233,662)
Class C	(74,947)	(1,379,889)	(153,451)	(3,385,883)
Class R*			(847)	(20,119)
Class S	(26,523,976)	(484,280,955)	(32,828,189)	(746,178,952)
Institutional Class	(234,129)	(5,027,976)	(323,111)	(7,393,854)
		$ (503,219,488)		$ (787,213,565)
Shares Converted*
Class A	—	$ —	52,450	$ 1,258,793
Class R	—	—	(52,005)	(1,258,793)
		$ —		$ —
Redemption fees		$ 12,710		$ 9,848
Net increase (decrease)
Class A	442,441	$ 7,962,049	(155,321)	$ (3,605,160)
Class B	(20,564)	(457,072)	(187,401)	(4,124,857)
Class C	40,236	655,409	(41,065)	(911,163)
Class R*	—	—	(49,079)	(1,189,610)
Class S	13,609,340	239,836,627	(8,815,160)	(207,429,451)
Institutional Class	92,201	891,721	(42,386)	(1,076,330)
		$ 248,888,734		$ (218,336,571)
* On June 28, 2006, the Board of the Fund approved the conversion of Class R shares of the Fund into Class A shares of the Fund. This conversion was completed on November 17, 2006 and these shares are no longer offered.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SCDGX	SUWIX
CUSIP Number	23338J 806	23338J 889	23338J 871	23338J 855	23338J 830
Fund Number	464	664	764	2064	550

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2008